UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 24, 2007

CAROLYN RIVER PROJECTS LTD.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-119715

(Commission File Number)

Not Applicable

(IRS Employer Identification No.)

2640 Tempe Knoll Drive, North Vancouver, British Columbia, Canada, V6C 1V5

(Address of principal executive offices and Zip Code)

604.908.0233

(Registrant's telephone number, including area code)

Parmasters Golf Training Centers, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective August 24, 2007, we completed a merger with our subsidiary, Carolyn River Projects Ltd. As a result, we have changed our name from “Parmasters Golf Training Centers, Inc.” to “Carolyn River Projects Ltd.” We changed the name of our company to better reflect the direction and business of our company.

Item 7.01.	Regulation FD Disclosure

The name change became effective with NASDAQ’s Over-the-Counter Bulletin Board at the opening for trading on August 24, 2007 under the new stock symbol “CRPL”. Our new CUSIP number is 14425V 109.

Item 9.01.	Financial Statements and Exhibits.

3.1        Articles of Merger filed with the Secretary of State of Nevada on August 17, 2007 and which is effective August 24, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAROLYN RIVER PROJECTS LTD.

/s/ Steve Bolton

Steve Bolton

President, Director, CEO

Dated: August 29, 2007

CW1388537.1